InfraCap MLP ETF (Ticker: AMZA) (the “Fund”),

a series of ETFis Series Trust I (the “Trust”)

Supplement dated March 13, 2020 to the

Prospectus and Statement of Additional Information

dated February 28, 2020

Important Notice to Investors

The Board of Trustees of the Trust has approved a reverse split of the issued and outstanding shares of the Fund.

After the close of trading on the NYSE Arca, Inc. (the “Exchange”) on or about March 30, 2020 (the “Record Date”), the Fund will effect a 1-for-10 reverse split of its issued and outstanding shares. Shares of the Fund will begin trading on the Exchange on a split-adjusted basis on or about March 31, 2020.

As a result of this reverse split, every 10 shares of the Fund will be exchanged for one share of the Fund. Accordingly, the total number of the issued and outstanding shares of the Fund will decrease by approximately 90%. In addition, the per share net asset value (“NAV”) and next day’s opening market price will increase approximately 10 times for the Fund. Therefore, the next day’s opening market value of the Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split. The table below provides a simplified illustration of the effect of a hypothetical 1-for-10 reverse split (actual NAV, shares and total market value may vary):

Period	# of Shares Owned	Hypothetical NAV Per share	Total Market Value
Pre-reverse split	1,000	$1	$1,000
Post-reverse split	100	$10	$1,000

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse split and instruct DTC to adjust each shareholder’s investment accordingly. DTC is the registered owner of the Fund’s shares and maintains a record of the Fund’s record owners.

As a result of the reverse split, a shareholder of the Fund’s shares potentially could hold a fractional share. However, fractional shares cannot trade on the Exchange. Thus, the Fund will redeem for cash a shareholder’s fractional shares at the Fund’s split-adjusted NAV as of the Record Date. Such redemption may have tax implications for those shareholders, and a shareholder could recognize a gain or loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse split is not expected to result in a taxable transaction for Fund shareholders. Please consult your tax advisor about the potential tax consequences. No transaction fee will be imposed on shareholders for such redemption.

For additional information regarding the reverse split, shareholders of the Fund may call (888) 383-0553.

Investors should retain this supplement for future reference.